UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2009

PANGLOBAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-131531	20-8531711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2853 E. Pico Blvd., Los Angeles CA 90023
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 323 266-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On August 20, 2009, we announced the resignation of Stephen Soller as our Chief Executive Officer and the appointment of Charles Lesser as Chief Executive Officer effective August 17, 2009.

There were no disagreements between Mr. Soller and our company. Mr. Soller remains on our board of directors along with Dru Narwani and Charles Shaker. Charles Lesser is now our CEO and our CFO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated August 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

By:
/s/ Charles Lesser
Charles Lesser
CEO, CFO and Secretary

Date: August 20, 2009